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                                              EXHIBIT 1.1



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4,000,000 Shares

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

Common Stock

UNDERWRITING AGREEMENT

May __, 1996

MONTGOMERY SECURITIES
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
c/o MONTGOMERY SECURITIES
600 Montgomery Street
San Francisco, California  94111

Dear Sirs:

     	SECTION 1. Introductory. Harman International Industries, Incorporated, a Delaware corporation (the "Company"), proposes to issue and sell 2,000,000 shares of its authorized but unissued Common Stock (the "Common Stock") and certain stockholders of the Company named in Schedule B annexed hereto (the "Selling Stockholders") propose to sell an aggregate of 2,000,000 shares of the Company's issued and outstanding Common Stock to you (the "Underwriters"). Said aggregate of 4,000,000 shares are herein called the "Firm Common Shares." In addition, the Company proposes to grant to the Underwriters an option to purchase up to 300,000 additional shares of Common Stock and the Sidney Harman 1987 Revocable Trust, a Selling Stockholder, proposes to grant to the Underwriters an option to purchase up to 300,000 additional shares of Common Stock (such 600,000 additional shares of Common Stock, the "Optional Common Shares"), as provided in Section 5 hereof. The Firm Common Shares and, to the extent such options are exercised, the Optional Common Shares are hereinafter collectively referred to as the "Common Shares."

     You have advised the Company and the Selling Stockholders that the Underwriters propose to make a public offering of their respective portions of the Common Shares on the effective date of the registration statement hereinafter referred to, or as soon thereafter as in your judgment is advisable.

     The Company and each of the Selling Stockholders hereby confirm their respective agreements with respect to the purchase of the Common Shares by the Underwriters as follows:

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     SECTION 2.   Representations and Warranties of the Company and certain
Selling Stockholders. The Company represents and warrants, and, in the case of the representations and warranties contained in paragraph (b) below, the Company, Sidney Harman, a Selling Stockholder (the "Principal Selling Stockholder") and the Sidney Harman 1987 Revocable Trust, jointly and severally, represent and warrant (provided that in the case of the Principal Selling Stockholder and the Sidney Harman 1987 Revocable Trust, such representation and warranty is made to the best knowledge of the Principal Selling Stockholder and the Sidney Harman 1987 Revocable Trust), to the several Underwriters that:

     (a) A registration statement on Form S-3 (File No. 333-03189) with respect to the Common Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Company has prepared and has filed or proposes to file prior to the effective date of such registration statement an amendment or amendments to such registration statement, which amendment or amendments have been or will be similarly prepared. There have been delivered to you two signed copies of such registration statement and amendments, together with two copies of each exhibit filed therewith. Conformed copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus have been delivered to you in such reasonable quantities as you have requested. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus or (ii) a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations. As filed, the final prospectus shall include all Rule 430A Information and, except to the extent that you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company shall have previously advised you in writing would be included or made therein.

The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations. The term "Preliminary Prospectus"

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shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean either the prospectus relating to the Common Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no filing pursuant to Rule 424(b) of the Rules and Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective. The term "Rule 430A Information" means information with respect to the Common Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations. Any reference herein to any Preliminary Prospectus, the Prospectus or the Registration Statement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Act, as of the date of such Preliminary Prospectus, Prospectus or Registration Statement, as the case may be.

     (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto will contain all material statements and information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Prospectus nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, no representation or warranty contained in this subsection 2(b) shall be applicable to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in

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conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the preparation thereof. The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and none of such documents, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) Except as set forth on Schedule E hereto, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Annual Report on Form 10-K for the Company's most recent fiscal year. The Company and each of its material subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with full power and authority (corporate and other) to own and lease their properties and conduct their respective businesses as described in the Prospectus; the Company owns beneficially, directly or indirectly, all of the outstanding capital stock of its subsidiaries free and clear of all claims, liens, charges and encumbrances; the Company and each of its subsidiaries are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates and orders material to the conduct of their respective businesses, all of which are valid and in full force and effect; the Company and each of its subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which the ownership or leasing of properties or the conduct of their respective businesses requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company and its subsidiaries taken as a whole; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     (d) The Company has an authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus; the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, are duly listed on the New York Stock Exchange, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained

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in the Prospectus.  All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (e) The Common Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares by the Company pursuant to this Agreement. No holder of securities of the Company has any right which has not been waived to require the Company to register the sale of any shares owned by such holder under the Act in the public offering contemplated by this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Common Shares to be sold by the Company as contemplated herein.

     (f) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company in accordance with its terms. The making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the certificate of incorporation or bylaws, or other organizational documents, of the Company or any of its subsidiaries, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its respective properties may be bound or affected, any statute

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or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its subsidiaries or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Act, the Blue Sky laws applicable to the public offering of the Common Shares by the several Underwriters, the approval by The New York Stock Exchange, Inc. of the listing of the Common Shares and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD").

     (g) To the best of the Company's knowledge, KPMG Peat Marwick LLP, who have expressed their opinion with respect to the financial statements and schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus and in the Registration Statement, are independent accountants as required by the Act and the Rules and Regulations.

     (h) The consolidated financial statements and schedules of the Company and its subsidiaries, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its subsidiaries as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company and its subsidiaries for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by the independent accountants named in subsection 2(g). No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Consolidated Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement.

     (i) Except as disclosed in the Prospectus, and except as to any breaches, violations or defaults which individually or in the aggregate would not be material to the Company and its subsidiaries taken as a whole, neither the Company nor any of its subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of

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its properties are bound; and there does not exist any state of facts which constitutes an event of default on the part of the Company or any such subsidiary as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default, except where any such event or default would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole.

     (j) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required. The contracts described in the Prospectus are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor to the best of the Company's knowledge, any other party is in breach of or default under any of such contracts which, in the case of any such breach or default by a third party, would give rise to rights of the Company or any of its subsidiaries under any such document.

     (k) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company and its subsidiaries; and no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent which is likely to affect materially and adversely such condition, properties, business, results of operations or prospects. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which has had or could reasonably be expected to have a material adverse effect on its condition (financial or otherwise), properties, business, results of operations or prospects.

     (l) The Company or the applicable subsidiary has good and marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind

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except (i) those, if any, reflected in such financial statements (or elsewhere in the Prospectus), or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries. The Company or the applicable subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

     (m) Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and its subsidiaries; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and its subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock (other than (A) upon the sale of the Common Shares hereunder and (B) upon the exercise of options described in the Registration Statement) or indebtedness material to the Company and its subsidiaries (other than in the ordinary course of business); and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company and its subsidiaries taken as a whole.

     (n) Except as disclosed in or specifically contemplated by the Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as described in the Prospectus; the expiration of any trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole; and the Company has no knowledge of any material infringement by it or its subsidiaries of trademark, trade name rights, patent rights, mask works,

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copyrights, licenses, trade secret or other similar rights of others, and there is no claim being made against the Company or its subsidiaries regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole.

     (o) The Company has not been advised, and has no reason to believe, that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole.

     (p) The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its subsidiaries which could materially and adversely affect the business, operations or properties of the Company and its subsidiaries taken as a whole.

     (q) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (r) The Company has not distributed and will not distribute prior to the First Closing Date any offering material in connection with the offering and sale of the Common Shares other than the Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the Act.

     (s) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     (t) Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of

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law, or (ii) made any payment to any federal or state, governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

     (u) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

     (v) The Company is eligible to use a Registration Statement on Form S-3 under the Act and the Rules and Regulations thereunder for purposes of registering the Common Shares under the Act.

     SECTION 3. Representations, Warranties and Covenants of the Selling Stockholders.

     (a) Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

       (i) Such Selling Stockholder has, and on the First Closing Date and the Second Closing Date (if applicable) hereinafter mentioned will have, good and valid title to the Common Shares proposed to be sold by such Selling Stockholder hereunder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Common Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever; and upon delivery of and payment for such Common Shares hereunder, the Underwriters will acquire good and valid title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

     (ii) Such Selling Stockholder has executed and delivered a Power of Attorney and caused to be executed and delivered on his behalf a Custody Agreement (hereinafter collectively referred to as the "Stockholders Agreement") and in connection herewith such Selling Stockholder further represents, warrants and agrees that such Selling Stockholder has deposited in custody, under the Stockholders Agreement, with the agent named therein
(the "Agent") as custodian, certificates in negotiable form for the Common Shares to be sold hereunder by such Selling Stockholder, for the purpose of further delivery pursuant to this Agreement. Such Selling Stockholder agrees that the

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Common Shares to be sold by such Selling Stockholder on deposit with the Agent are subject to the interests of the Company and the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Stockholders Agreement, by any act of such Selling Stockholder, by operation of law, by the death or incapacity of such Selling Stockholder or by the occurrence of any other event. If the Selling Stockholder should die or become incapacitated, or if any other event should occur, before the delivery of the Common Shares hereunder, the documents evidencing Common Shares then on deposit with the Agent shall be delivered by the Agent in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Agent shall have received notice thereof.
The Agreement and the Stockholders Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder and the form of such Stockholders Agreement has been delivered to you.

     (iii) The performance of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and by the Stockholders Agreement will not result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties.

     (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

     (v) Each Preliminary Prospectus and the Prospectus, to the extent any statements or omissions have been made therein in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder specifically for use therein, has conformed in all material respects to the

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requirements of the Act and the Rules and Regulations and has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; and neither the Registration Statement nor any amendment or supplement thereto, to the extent any statements or omissions have been made therein in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder specifically for use therein, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Prospectus, nor any amendment or supplement thereto, to the extent any statements or omissions have been made therein in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder specifically for use therein, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) The Principal Selling Stockholder agrees with the Company and the Underwriters not to offer to sell, sell or contract to sell or otherwise dispose of any shares of Common Stock or securities convertible into or exchangeable for any shares of Common Stock owned by the Principal Selling Stockholder or as to which the Principal Selling Stockholder has or shares dispositive power, for a period of 90 days after the first date that any of the Common Shares are released by you for sale to the public, without the prior written consent of Montgomery Securities; provided that the Principal Selling Stockholder shall not be prohibited from exercising options to purchase Common Stock granted to the Principal Selling Stockholder pursuant to stock options or plans described in the Prospectus or from transferring shares of Common Stock by gift provided that the recipient of such gift shall agree not to further transfer such shares during the remainder of such 90-day period.

     SECTION 4. Representations and Warranties of the Underwriters. The Underwriters represent and warrant to the Company and to the Selling Stockholders that the information set forth (i) on the cover page of the Prospectus with respect to price, underwriting discounts and commissions and terms of offering and (ii) under "Underwriting" in the Prospectus was furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus and is correct in all material respects.

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     SECTION 5.  Purchase, Sale and Delivery of Common Shares.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to the Underwriters 2,000,000 of the Firm Common Shares, and (ii) the Selling Stockholders agree, severally and not jointly, to sell to the Underwriters in the respective amounts set forth in Schedule B hereto, an aggregate of 2,000,000 of the Firm Common Shares. The Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders, respectively, the number of Firm Common Shares set forth opposite such Underwriters' names in Schedule B hereto. The purchase price per share to be paid by the several Underwriters to the Company and to the Selling Stockholders, respectively, shall be $_____ per share.

The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full shares set forth opposite the name of such Underwriter in Schedule A hereto. The obligation of each Underwriter to the Selling Stockholders shall be to purchase from the Selling Stockholders that number of full shares set forth opposite the name of such Underwriter in Schedule B hereto.

Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Montgomery Securities, 600 Montgomery Street, San Francisco, California (or such other place as may be agreed upon by the Company and the Underwriters) at such time and date, not later than the third (or, if the Firm Common Shares are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 P.M. Washington D.C. time, the fourth) full business day following the first date that any of the Common Shares are released by you for sale to the public, as you shall designate by at least 48 hours prior notice to the Company (or at such other time and date, not later than one week after such third (or fourth) full business day as may be agreed upon by the Company and the Underwriters (the "First Closing Date").

Delivery of certificates for the Firm Common Shares shall be made by or on behalf of the Company and the Selling Stockholders to you with respect to the Firm Common Shares to be sold by the Company and by the Selling Stockholders against payment by you of the purchase price therefor by a wire transfer of federal funds to an account designated by the Company and of the Agent in proportion to the number of Firm Common Shares to be sold by the Company and the Selling Stockholders, respectively. The certificates for the Firm Common Shares shall be registered in such names and denominations as you shall have requested at least two full business days prior to the First Closing Date, and shall be made available for checking and packaging on the business day preceding the First Closing Date at a location in New York, New York, as may be designated by you. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 300,000 Optional Common Shares and the Sidney Harman 1987 Revocable Trust hereby grants to the several Underwriters an option to purchase, severally and not jointly, up to an aggregate of 300,000 Optional Common Shares, in each case at the purchase price per share to be paid for the Firm Common Shares and for use solely in covering any over-allotments made by you in the sale and distribution of the Firm Common Shares. The options granted hereunder may be exercised at any time (but not more than once) within 30 days after the first date that any of the Common Shares are released by you for sale to the public, upon notice by you to the Company and the Sidney Harman 1987 Revocable Trust setting forth the aggregate number of Optional Common Shares as to which the Underwriters are exercising the options, the names and denominations in which the certificates for such shares are to be registered and the time and place at which such certificates will be delivered. Any such exercise by the Underwriters shall be for an equal number of Optional Common Shares subject to the respective options granted by the Company and the Sidney Harman 1987 Revocable Trust. Such time of delivery (which may not be earlier than the First Closing Date), being herein referred to as the "Second Closing Date," shall be determined by you, but if at any time other than the First Closing Date shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. The number of Optional Common Shares to be purchased by each Underwriter shall be determined by multiplying the number of Optional Common Shares to be sold by the Company and the Sidney Harman 1987 Revocable Trust pursuant to such notice of exercise by a fraction, the numerator of which is the number of Firm Common Shares to be purchased by such Underwriter as set forth opposite its name in Schedule A and the denominator of which is 2,000,000 (subject to such adjustments to eliminate any fractional share purchases as you in your
discretion may make).   Certificates for the Optional Common Shares will be
made available for checking and packaging on the business day preceding the Second Closing Date at a location in New York, New York, as may be designated by you. The manner of payment for and delivery of the Optional Common Shares shall be the same as for the Firm Common Shares purchased from the Company and the Selling Stockholders as specified in the two preceding paragraphs. At any time before lapse of the options, you may cancel such options by giving written notice of such cancellation to the Company and the Sidney Harman 1987 Revocable Trust. If the options are cancelled or expire unexercised in whole or in part, the Company will deregister under the Act the number of Option Shares as to which the option has not been exercised.

Subject to the provisions of Section 12 hereof, you may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by you by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

Subject to the terms and conditions hereof, the Underwriters propose to make a public offering of their respective portions of the Firm Common Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and at the public offering price set forth on the cover page of and on the terms set forth in the Prospectus.

     SECTION 6. Covenants of the Company. The Company covenants and agrees that:

     (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Rules and Regulations, or the filing of the Prospectus is otherwise required under Rule 424(b) of the Rules and Regulations, the Company will file the Prospectus, properly completed, pursuant to the applicable paragraph of Rule 424(b) of the Rules and Regulations within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company will promptly advise you in writing (i) of the receipt of any comments of the Commission, (ii) of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus or for additional information, (iii) when the Registration Statement shall have become effective, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. The Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus of which you have not been furnished with a copy a reasonable time prior to such filing or to which you reasonably object or which is not in compliance with the Act and the Rules and Regulations.

     (b) The Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus

                                                                             16
which in your judgment may be necessary or advisable to enable the several Underwriters to continue the distribution of the Common Shares and will use its best efforts to cause the same to become effective as promptly as possible.
The Company will fully and completely comply with the provisions of Rule 430A of the Rules and Regulations, if applicable, with respect to information omitted from the Registration Statement in reliance upon such Rule.

     (c) If at any time during the period in which a prospectus relating to the Common Shares is required to be delivered under the Act any event occurs, as a result of which the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements, to comply with the Act or the Rules and Regulations, the Company will promptly advise you thereof and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and will use its best efforts to cause the same to become effective as soon as possible; and, in case any Underwriter is required to deliver a prospectus after such period, the Company upon request, but at the expense of such Underwriter, will promptly prepare such amendment or amendments to the Registration Statement and such Prospectus or Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

     (d) As soon as practicable, but not later than 45 days after the end of the first quarter ending after one year following the "effective date of the Registration Statement" (as defined in Rule 158(c) of the Rules and Regulations), the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of 12 consecutive months beginning after the effective date of the Registration Statement which will satisfy the provisions of the last paragraph of Section 11(a) of the Act.

     (e) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company, at its expense, but only for the nine-month period after the effective date of the Registration Statement, will furnish to you or mail to your order copies of the Registration Statement, the Prospectus, the Preliminary Prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as you may request, for the purposes contemplated by the Act.

     (f) The Company shall cooperate with you and your counsel in order to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as you designate, will comply with such laws and will continue such qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified. The Company will advise you promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with your cooperation, will use its best efforts to obtain the withdrawal thereof.

     (g) During the shorter of the period of five years hereafter or the period in which the Common Stock is registered under the Exchange Act, the Company will furnish to the Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants;
(ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

     (h) During the period of 90 days after the first date that any of the Common Shares are released by you for sale to the public, without the prior written consent of Montgomery Securities, the Company will not other than pursuant to outstanding stock options and warrants disclosed in the Prospectus issue, offer, sell, grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Stock or other equity security (other than (i) the sale of the Common Shares to the Underwriters hereunder and (ii) as a result of the granting or exercise of options to acquire shares of Common Stock pursuant to stock options or plans described in the Prospectus).

     (i) The Company will apply the net proceeds of the sale of the Common Shares sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

     (j) The Company will use its best efforts to qualify or register its Common Stock for sale in non-issuer transactions under (or obtain exemptions from the application of) the Blue Sky laws of the State of California (and thereby permit market making transactions and secondary trading in the Company's Common Stock in California), will comply with such Blue Sky laws and will continue such qualifications, registrations and exemptions in effect for a period of five years after the date hereof.

     (k) The Company will use its best efforts to list, subject to official notice of issuance, on the New York Stock Exchange, the Common Stock to be issued and sold by the Company.

          You may, in your sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

     SECTION 7. Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay all costs, fees and expenses incurred in connection with the performance of the obligations of the Company and the Selling Stockholders hereunder and in connection with the transactions contemplated hereby, including without limiting the generality of the foregoing, (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, the Selling Stockholders' counsel and the Company's independent accountants, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement, the Underwriters' Questionnaire, the Underwriters' Power of Attorney and the Blue Sky memorandum, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the Blue Sky laws, (vii) the filing fee of the NASD, and (viii) all other fees, costs and expenses referred to in Item 14 of the Registration Statement. Except as provided in this Section 7,

Section 9 and Section 11 hereof, the Underwriters shall pay all of their own expenses, including the fees and disbursements of their counsel (excluding those relating to qualification, registration or exemption under the Blue Sky laws and the Blue Sky memorandum referred to above). This Section 7 shall not affect any agreements relating to the payment of expenses between the Company and the Selling Stockholders.

     SECTION 8. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Common Shares on the First Closing Date and the Optional Common Shares on the Second Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein set forth as of the date hereof and as of the First Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements of Company officers and the Selling Stockholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions:

     (a) The Registration Statement shall have become effective not later than 5:30 P.M., Washington, D.C. time on the date of this Agreement, or at such later time as shall have been consented to by you; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; and prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, the Selling Stockholders or you, shall be contemplated by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to your satisfaction.

     (b) You shall be satisfied that since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there shall not have been any change in the capital stock, other than pursuant to the exercise of outstanding options disclosed in the Prospectus, of the Company or any of its subsidiaries or any material change in the indebtedness (other than in the ordinary course of business) of the Company or any of its subsidiaries,
(ii) except as set forth in or contemplated by the Registration Statement or the Prospectus, no material verbal or written agreement or other transaction shall have been entered into by the Company or any of its subsidiaries, which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and its subsidiaries taken as a whole, (iii) no loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries shall have been sustained which materially and adversely affects the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its subsidiaries which is material to the Company and its subsidiaries taken as a whole or which affects or may affect the transactions contemplated by this Agreement or which, individually or in the aggregate, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries shall have been instituted or threatened, and (v) there shall not have been any material change in the condition (financial or otherwise), business, senior management, results of operations or prospects of the Company and its subsidiaries which makes it impracticable or inadvisable in your judgment to proceed with the public offering or purchase the Common Shares as contemplated hereby.

     (c) There shall have been furnished to you on each Closing Date, in form and substance satisfactory to you, except as otherwise expressly provided below:

     (i) An opinion of Jones, Day Reavis & Pogue, counsel for the Company and the Principal Selling Stockholder, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, in the form attached hereto as Schedule C.

     (ii) An opinion of Schulte Roth & Zabel, counsel for the Selling Stockholders, other than the Principal Selling Stockholder, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, in the form attached hereto as Schedule E.

     (iii) An opinion of Barnes & Thornburg, Indiana counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, covering the matters set forth in Schedule D.

     (iv) An opinion of Van Cott, Bagley, Cornwall & McCarthy, Utah counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, covering the matters set forth in Schedule D.

     (v) An opinion of Connecticut counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, covering the matters set forth in Schedule D.

     (vi) An opinion of Denton, Hall, Burgin & Warrens, English counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, covering the matters set forth in Schedule D.

     (vii) An opinion of Jones, Day, Reavis & Pogue, German counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, covering the matters set forth in Schedule D.

     (viii) An opinion of Austrian counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, covering the matters set forth in Schedule D.

     (ix) An opinion of Swiss counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, covering the matters set forth in Schedule D.

     (x) An opinion of Frank Meredith, Esquire, Tax/Legal Counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that:

     (1) Except as disclosed in or specifically contemplated by the Prospectus, to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any, shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

     (2) Neither the Company nor any subsidiary is in violation of its certificate of incorporation or bylaws, or other organizational documents or to the best of such counsel's knowledge, in breach of or default with respect to any provision of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or any such subsidiary is a party or by which it or any of its properties may be bound or affected, except where such default would not materially adversely affect the Company and its subsidiaries; and, to the best of such counsel's knowledge, the Company and its subsidiaries are in compliance with all laws, rules, regulations, judgments, decrees, orders and statutes of any court or jurisdiction to which they are subject, except where noncompliance would not materially adversely affect the Company and its subsidiaries taken as a whole;

     (3) To the best of such counsel's knowledge, no holders of securities of the Company have rights (which rights have not been waived) to require the Company to register any shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby;

     In rendering such opinions, such counsel may rely as to matters of local law, on opinions of local counsel, and as to matters of fact, on certificates of officers of the Company and of governmental officials, in which case their opinions are to state that they are so doing and that the Underwriters are justified in relying on such opinions or certificates and copies of said opinions or certificates are to be attached to the opinion. Such counsel shall also include a statement to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that either at the effective date of the Registration Statement or at the applicable Closing Date, the Registration Statement, the Prospectus or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (xi) Such opinion or opinions of Simpson Thacher & Bartlett, counsel for the Underwriters dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the incorporation of the Company, the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Common Shares, the Registration Statement and the Prospectus and other related matters as you may reasonably require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they may reasonably request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company and governmental officials.

     (xii) A certificate of the Company executed by the Chairman of the Board and the chief financial or accounting officer of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

     (1)  The representations and warranties of the Company set forth in
Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date;

     (2) The Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best of the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

     (3) Each of the respective signers of the certificate has carefully examined the Registration Statement and the Prospectus; in his opinion and to the best of his knowledge, the Registration Statement and the Prospectus and any amendments or supplements thereto contain all statements required to be stated therein regarding the Company and its subsidiaries; and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (4) Since the initial date on which the Registration Statement was filed, no agreement, written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment;

     (5) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations, management or prospects of the Company and its subsidiaries taken as a whole;
(ii) no legal or governmental action, suit or proceeding is pending or threatened against the Company or any of its subsidiaries which is material to the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; (iii) since such dates and except as so disclosed, neither the Company nor any of its subsidiaries has entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and
(iv) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the First Closing Date or Second Closing Date; and

     (6) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, the Company and its subsidiaries taken as a whole have not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured).

     (xiii) On the First Closing Date or the Second Closing Date, as the case may be, a certificate, dated such Closing Date and addressed to you, signed by or on behalf of each of the Selling Stockholders to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made at and as of the First Closing Date or the Second Closing Date, as the case may be, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on his part to be performed or satisfied prior to the First Closing Date or the Second Closing Date, as the case may be.

     (xiv) On the date before this Agreement is executed and also on the First Closing Date and the Second Closing Date a letter addressed to you from KPMG Peat Marwick LLP, independent accountants, the first one to be dated the day before the date of this Agreement, the second one to be dated the First Closing Date and the third one (in the event of a Second Closing) to be dated the Second Closing Date, in form and substance satisfactory to you.

     (xv) On or before the First Closing Date, a letter from the Principal Selling Stockholder, in form and substance satisfactory to you, confirming that for a period of 90 days after the first date that any of the Common Shares are released by you for sale to the public, such person will not directly or indirectly sell or offer to sell or otherwise dispose of any shares of Common Stock owned by the Principal Selling Stockholder or as to which the Principal Selling Stockholder has or shares dispositive power, or any right to acquire any such shares or any securities convertible into or exchangeable for such shares of Common Stock, without the prior written consent of Montgomery Securities; provided that such agreement shall not prohibit the Principal Selling Stockholder from exercising options to purchase Common Stock granted to the Principal Selling Stockholder pursuant to stock options or plans described in the Prospectus or from transferring shares of Common Stock by gift provided that the recipient of such gift shall agree not to further transfer such shares during the remainder of such 90-day period.

All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Simpson Thacher & Bartlett, counsel for the Underwriters. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you reasonably request. Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the statements made therein.

If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the First Closing Date is not so satisfied, this Agreement at your election will terminate upon notification by you to the Company and the Selling Stockholders without liability on the part of any Underwriter, the Company or the Selling Stockholders except for the expenses to be paid or reimbursed by the Company pursuant to Sections 7 and 9 hereof and except to the extent provided in Section 11 hereof.

     SECTION 9.  Reimbursement of Underwriters' Expenses.
Notwithstanding any other provisions hereof, if this Agreement shall be terminated by you pursuant to Section 8, or if the sale to the Underwriters of the Common Shares at the First Closing is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse you upon demand for all out-of-pocket expenses that shall have been reasonably incurred by you in connection with the proposed purchase and the sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, telegraph charges and telephone charges relating directly to the offering contemplated by the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of this Section, Section 7 and Section 11 shall at all times be effective and shall apply.

     SECTION 10. Effectiveness of Registration Statement. You, the Company and the Selling Stockholders will use your, its and their best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

     SECTION 11. Indemnification. (a) The Company, the Principal Selling Stockholder and the Sidney Harman 1987 Revocable Trust, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company, the Principal Selling Stockholder or the Sidney Harman 1987 Revocable Trust contained herein or any failure of the Company, the Principal Selling Stockholder or the Sidney Harman 1987 Revocable Trust to
 perform their respective obligations hereunder or under law; and will reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that neither the Company, the Principal Selling Stockholder nor the Sidney Harman 1987 Revocable Trust will be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company pursuant to Section 4 hereof; further provided, however, that the indemnification contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Common Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The Company, the Principal Selling Stockholder and the Sidney Harman 1987 Revocable Trust may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible. In addition to its other obligations under this Section 11(a), the Company, the Principal Selling Stockholder and the Sidney Harman 1987 Revocable Trust agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Company, the Principal Selling Stockholder or the Sidney Harman 1987 Revocable Trust herein or failure to perform its obligations hereunder, all as described in this
Section 11(a), they will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligations to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company, the Principal Selling Stockholder or the Sidney Harman 1987 Revocable Trust, as the case may be, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. Notwithstanding the foregoing provisions of this
Section 11(a), (i) the liability of the Principal Selling Stockholder and the Sidney Harman 1987 Revocable Trust pursuant to this Section 11(a) shall be limited to an amount equal to the aggregate net proceeds received by the Principal Selling Stockholder and the Sidney Harman 1987 Revocable Trust from their sale of Common Shares hereunder and (ii) no Underwriter or person who controls any Underwriter shall exercise its rights to receive indemnification from the Principal Selling Stockholder or the Sidney Harman 1987 Revocable Trust pursuant to this Section 11(a) unless (A) demand for indemnification has been made against the Company in accordance with the provisions of this Section 11 and (B) the Company shall not have satisfied its indemnification obligations in full on the 120th day after receipt of such demand. This indemnity agreement will be in addition to any liability which the Company, the Principal Selling Stockholder or the Sidney Harman 1987 Revocable Trust may otherwise have.

     (b) Each Selling Stockholder, other than the Principal Selling Stockholder and the Sidney Harman 1987 Revocable Trust (such stockholders, the "Other Selling Stockholders"), will severally and not jointly indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by such Other Selling Stockholder specifically for inclusion therein, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of such Other Selling Stockholder contained herein or any failure of such Other Selling Stockholder to perform its obligations hereunder or under law; and will reimburse the Underwriters or controlling persons for any legal and other expense reasonably incurred by the Underwriters or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this Section 11(b), each Other Selling Stockholder severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of such Other Selling Stockholder herein or failure to perform its obligations hereunder, all as described in this Section 11(b), it will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligations to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to such Other Selling Stockholder, together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. Notwithstanding the foregoing provisions of this Section 11(b), the liability of each Other Selling Stockholder pursuant to this Section 11(b) shall be limited to an amount equal to the aggregate net proceeds received by such Selling Stockholder from its sale of Common Shares hereunder. This indemnity agreement will be in addition to any liability which the Other Selling Stockholders may otherwise have.

     (c) Each Underwriter will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company pursuant to Section 4 hereof, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Underwriters contained herein or any failure of the Underwriters to perform their obligations hereunder or under law; and will reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this Section 11(c), each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this
Section 11(c) which relates to information furnished to the Company pursuant to
Section 4 hereof, it will reimburse the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, upon consultation with counsel, that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph (a) or (b), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (e) If the indemnification provided for in this Section 11 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a) through
(d) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Common Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion, in the case of the Company and the Selling Stockholders as the total price paid to the Company and to the Selling Stockholders, respectively, for the Common Shares sold by them to the Underwriters (net of underwriting commissions but before deducting expenses) bears to the total price to the public set forth on the cover of the Prospectus, and in the case of the Underwriters as the underwriting commissions received by them bears to the total price to the public set forth on the cover of the Prospectus. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subparagraph (d) of this Section 11, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subparagraph (d) of this Section 11 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subparagraph (e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subparagraph (d) for purposes of indemnification. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 11 were determined solely by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public and no Selling Stockholder shall be required to contribute any amount in excess of the amount of the aggregate net proceeds received by such Selling Stockholder in connection with the sale of Common Shares by such Selling Stockholder hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

     (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 11(a), (b) and (c) hereof, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of The New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in Sections 11(a), (b) and (c) hereof and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such Sections 11(a), (b) or (c) hereof.

     SECTION 12. Default of Underwriters. It shall be a condition to this Agreement and the obligation of the Company and the Selling Stockholders to sell and deliver the Common Shares hereunder, and of each Underwriter to purchase the Common Shares in the manner as described herein, that, except as hereinafter in this paragraph provided, each of the Underwriters shall purchase and pay for all the Common Shares agreed to be purchased by such Underwriter hereunder upon tender to the Underwriters of all such shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Common Shares hereunder on either the First or Second Closing Date and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date does not exceed 10% of the total number of Common Shares which the Underwriters are obligated to purchase on such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Common Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Common Shares with respect to which such default occurs is more than the above percentage and arrangements satisfactory to the non-defaulting Underwriters and the Company for the purchase of such Common Shares by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the party of any non-defaulting Underwriter or the Company or the Selling Stockholders except for the expenses to be paid by the Company pursuant to Section 7 hereof and except to the extent provided in Section 11 hereof.

In the event that Common Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by another party or parties, the non-defaulting Underwriters or the Company shall have the right to postpone the First or Second Closing Date, as the case may be, for not more than five business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     SECTION 13. Effective Date. This Agreement shall become effective immediately as to Sections 7, 9, 11, 14 and 16 and, as to all other provisions,
(i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 2:00 P.M., California time, on the first full business day following the effectiveness of the Registration Statement (provided that this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Common Shares for sale to the public) or (ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, upon execution and delivery of this Agreement by the parties hereto. For the purposes of this Section 13, the Common Shares shall be deemed to have been released upon the release for publication of any newspaper advertisement relating to the Common Shares or upon the release by you of telegrams
(i) advising Underwriters that the Common Shares are released for public offering, or (ii) offering the Common Shares for sale to securities dealers, whichever may occur first.

     SECTION 14. Termination. Without limiting the right to terminate this Agreement pursuant to any other provision hereof.

     (a) This Agreement may be terminated by the Company by notice to you and the Selling Stockholders or by you by notice to the Company and the Selling Stockholders at any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Company or the Selling Stockholders to any Underwriter (except for the expenses to be paid or reimbursed by the Company pursuant to Sections 7 and 9 hereof and except to the extent provided in Section 11 hereof) or of any Underwriter to the Company or the Selling Stockholders (except to the extent provided in Section 11 hereof).

     (b) This Agreement may also be terminated by you prior to the First Closing Date by notice to the Company and the Selling Stockholders (i) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal, New York or California authorities, (ii) if an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the judgment of the Underwriters, to affect adversely the marketability of the Common Shares,
(iii) if any adverse event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or which is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect, or (iv) if there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the reasonable judgment of the Underwriters, may materially and adversely affect the Company's business or earnings and makes it impracticable or inadvisable to offer or sell the Common Shares. Any termination pursuant to this subsection (b) shall be without liability on the part of any Underwriter to the Company or the Selling Stockholders or on the part of the Company or the Selling Stockholders to any Underwriter (except for expenses to be paid or reimbursed by the Company pursuant to Sections 7 and 9 hereof and except to the extent provided in Section 11 hereof).

     (c) This Agreement shall also terminate at 5:00 P.M., California time, on the tenth full business day after the Registration Statement shall have become effective if the initial public offering price of the Common Shares shall not then as yet have been determined as provided in Section 5 hereof. Any termination pursuant to this subsection (c) shall be without liability on the part of any Underwriter to the Company or the Selling Stockholders or on the part of the Company or the Selling Stockholders to any Underwriter (except for expenses to be paid or reimbursed by the Company pursuant to Sections 7 and 9 hereof and except to the extent provided in Section 11 hereof).

     SECTION 15. Failure of the Selling Stockholders to Sell and Deliver. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholders at the First Closing Date under the terms of this Agreement, then the Underwriters may at their option, by written notice from you to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7, 9 and 11 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. In the event of a failure by one or more of the Selling Stockholders to sell and deliver as referred to in this Section, either you or the Company shall have the right to postpone the Closing Date for a period not exceeding seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected.

     SECTION 16. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

     SECTION 17. Notices. All communications hereunder shall be in writing and, if sent to you shall be mailed, delivered or telegraphed and confirmed to you at 600 Montgomery Street, San Francisco, California 94111, Attention: John Berg, with a copy to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: Laura Palma, Esq.; and if sent to the Company or the Selling Stockholders shall be mailed, delivered or telegraphed and confirmed to the Company or such Selling Stockholder at Harman International Industries, 8500 Balboa Boulevard, Northridge, California 91329, Attention:
Dr. Sidney Harman and Frank Meredith, Esq., with a copy to Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, Attention: Robert A. Profusek, Esq. and a copy to Schulte Roth & Zabel, 900 Third Avenue, New
York, New York 10022, Attention: William Zabel, Esq. The Company, the Selling Stockholders or you may change the address for receipt of communications hereunder by giving notice to the others.

     SECTION 18. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 12 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 11, and in each case their respective successors, personal representatives and assigns, and no other person will have any right or obligation hereunder. No such assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

     SECTION 19. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     SECTION 20. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of California.

     SECTION 21. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Stockholders and you.

Any person executing and delivering this Agreement as Attorney-in-fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action. Any action taken under this Agreement by any of the Attorneys-in-fact will be binding on all the Selling Stockholders.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters, all in accordance with its terms.

Very truly yours,

HARMAN INTERNATIONAL INDUSTRIES,
  INCORPORATED


By:___________________________
   Title:


[INSERT EACH SELLING STOCKHOLDER NAME]


By:___________________________
	(Attorney-in-fact)

SIDNEY HARMAN 1987 REVOCABLE TRUST


By:___________________________
	(Attorney-in-fact)


SIDNEY HARMAN CHARITABLE REMAINDER TRUST


By:___________________________
	(Attorney-in-fact)


HARMAN FAMILY FOUNDATION


By:___________________________
	(Attorney-in-fact)


The foregoing Underwriting
Agreement is hereby confirmed
and accepted by us in San Francisco,
California as of the date first
above written.

MONTGOMERY SECURITIES

By:___________________________
	  Managing Director

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

By:____________________________
	Managing Director


LEHMAN BROTHERS INC.

By:____________________________
	Managing Director


J.P. MORGAN SECURITIES INC.

By:____________________________
	Managing Director

                                       SCHEDULE A

                                                                        Number of Firm Common
                                                                        Shares to be Purchased
Name of Underwriter                                      from Company
- --------------------------                                      --------------------------------
Montgomery Securities...............
Donaldson, Lufkin & Jenrette
    Securities Corporation.............
Lehman Brothers Inc...................
J.P. Morgan Securities
     Inc...........................................

                          TOTAL..............                      ______________

                                                                           ______________

                              SCHEDULE B

                                                                        Number of Firm Common
                                                                        Shares to be Sold by
Name of Underwriter                                      [Name Selling Stockholder]
- --------------------------                                      --------------------------------
Montgomery Securities...............
Donaldson, Lufkin & Jenrette
    Securities Corporation.............
Lehman Brothers Inc...................
J.P. Morgan Securities
     Inc...........................................


                                                                        Number of Firm Common
                                                                        Shares to be Sold by
Name of Underwriter                                      [Name Selling Stockholder]
- --------------------------                                      --------------------------------
Montgomery Securities...............
Donaldson, Lufkin & Jenrette
    Securities Corporation.............
Lehman Brothers Inc...................
J.P. Morgan Securities
     Inc...........................................


                                                                        Number of Firm Common
                                                                        Shares to be Sold by
                                                                        Sidney Harman Charitable
Name of Underwriter                                      Remainder Trust
- --------------------------                                      --------------------------------
Montgomery Securities...............
Donaldson, Lufkin & Jenrette
    Securities Corporation.............
Lehman Brothers Inc...................
J.P. Morgan Securities
     Inc...........................................

                          TOTAL..............                      ______________

                                                                           ______________


                                                                        Number of Firm Common
                                                                        Shares to be Sold by
Name of Underwriter                                      Harman Family Foundation
- --------------------------                                      ---------------------------------
Montgomery Securities...............
Donaldson, Lufkin & Jenrette
    Securities Corporation.............
Lehman Brothers Inc...................
J.P. Morgan Securities
     Inc...........................................

                          TOTAL..............                      ______________


                                                                             43
                                  SCHEDULE C

           [FORM OF COMPANY COUNSEL'S OPINION]



                                                            ________ __, 1996


Montgomery Securities
Donaldson, Lufkin & Jenrette
  Securities Corporation
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
c/o Montgomery Securities
600 Montgomery Street
San Francisco, California

		Re:  Underwritten Public Offering of 4,000,000 Shares
			of Common Stock, par value $0.01 per share, of Harman International Industries, Incorporated

Ladies and Gentlemen:

     We have acted as counsel to Harman International Industries, Incorporated, a Delaware corporation (the "Company"), and Dr. Sidney Harman (the "Stockholder"), in connection with the issuance and sale by the Company of 2,000,000 shares, and the sale by the Stockholder of ___________ shares, of Common Stock, par value $0.01 per share, of the Company (such _________ shares, collectively, the "Shares"), pursuant to the Underwriting Agreement, dated
May __, 1996 (the "Underwriting Agreement"), by and among Montgomery Securities, Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the "Underwriters"), the Selling Stockholders named therein and the Company. This opinion is being furnished to you pursuant to Section 8(c)(i) of the Underwriting Agreement. Unless otherwise defined herein, terms used in this opinion that are defined in the Underwriting Agreement are used herein as so defined.

     For purposes of this opinion (i) Domestic Subsidiaries shall mean Harman Investment Company, a Delaware corporation, Harman-Kardon Incorporated, a Delaware corporation, JBL Incorporated, a Delaware corporation, Fosgate Inc., a Delaware corporation, Harman Motive, Inc., a Delaware corporation, Orban, Inc., a Delaware corporation and Infinity Systems, Inc., a California corporation and
(ii) Subsidiaries shall mean the Domestic Subsidiaries and all other direct and indirect subsidiaries of the Company.

     We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion. In rendering the opinions herein, we are expressing no opinion as to the laws of any jurisdiction other than the United States, the District of Columbia and the States of Delaware and California.

     Based upon the foregoing, and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

     1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing in the District of Columbia and the States of California and New York, and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement.

     2. Each Domestic Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, as set forth opposite its name in Schedule A attached hereto, is duly qualified to transact business as a foreign corporation and is in good standing in the states set forth opposite its name on Schedule A attached hereto, and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement.

     3. The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus, and all of the outstanding shares of capital stock of the Company that were issued in the Company's initial public offering or at any time thereafter have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued and outstanding shares of Common Stock that were issued in the Company's initial public offering or at any time thereafter have been issued in compliance with federal securities laws and were not issued in violation of or subject to any preemptive rights or, to our knowledge, other rights to subscribe for or purchase any securities.

     4. All of the issued and outstanding shares of capital stock of each Domestic Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. To our knowledge, all of the issued and outstanding shares of each Domestic Subsidiary are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests, voting trusts or claims.

     5. The certificates evidencing the Shares to be delivered by the Company under the Underwriting Agreement are in due and proper form under Delaware law, and when duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Underwriting Agreement, the Shares represented thereby will be duly authorized and validly issued, fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive rights, or to our knowledge other rights to subscribe for or purchase securities of the Company.

     6. The Company has the corporate power and authority to enter into the Underwriting Agreement and to sell and deliver the Shares to be sold by it to the Underwriters. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     7. No approval, authorization, order, consent, registration, filing or qualification of or with any court or governmental agency is required for the execution and delivery of the Underwriting Agreement by the Company or the consummation of the transactions contemplated therein, except registration under the Act, and such as may be required under applicable state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, the approval by The New York Stock Exchange, Inc. of the listing of the Shares and the clearance of such offering by the NASD.

     8. Neither the execution and delivery of the Underwriting Agreement by the Company nor the performance by the Company of the transactions therein contemplated will (a) result in a breach or violation by the Company, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole and known to us to which the Company or any Subsidiary or any of their respective property is bound, or will conflict with the Restated Certificate of Incorporation or By-Laws of the Company, each as amended, or (b) assuming the Shares have been duly registered under such state securities and Blue Sky laws as may be required in connection with the purchase and distribution of the Shares by the Underwriters, result in the violation of (i) any statute or regulation of the United States, California, Delaware or the District of Columbia applicable to the Company or any of its Subsidiaries or any of their respective properties or (ii) any order or decree known to us of any court or governmental authority binding on the Company or any of its Subsidiaries or any of their properties.

     9. Except as disclosed on Schedule B attached hereto, we are not acting as counsel for the Company or any Subsidiary in any pending litigation in which the Company or any Subsidiary is a party involving a loss contingency in excess of $250,000, and we have not had referred to us by the Company or any Subsidiary for legal advice or legal representation any litigation matter or other matter that we believe might be deemed to be overtly threatened litigation in which the Company or any Subsidiary may become a party involving a loss contingency in excess of

$250,000. The statement set forth in the preceding sentence is limited to those matters that the Company or any Subsidiary has referred to us for legal representation or about which the Company or any Subsidiary has consulted us as counsel and with respect to which we have given substantive attention subsequent to June 30, 1995. We have identified those matters by making inquiry of lawyers currently in our firm who, according to our records, have been engaged in legal services on behalf of the Company or any Subsidiary during that period, and by examining certain current records that we maintain for our internal operations. In that process, we have not undertaken any independent review of documents or records that are in our possession concerning the Company or any Subsidiary.

     10. The Company is not an investment company as that term is defined in the Investment Company Act of 1940, as amended.

     11. The Underwriting Agreement and the Stockholders Agreement have been duly executed and delivered by or on behalf of the Stockholder; the Agent has been duly and validly authorized to act as the custodian of the Shares to be sold by the Stockholder; and the performance by the Stockholder of the Underwriting Agreement and the Stockholders Agreement and the consummation by the Stockholder of the transactions contemplated thereby will not result in a breach of, or constitute a default under, any material indenture, material mortgage, material deed of trust, material trust, material loan agreement, material lease or other material agreement or material instrument known to us to which the Stockholder is a party or by which he or his property is bound, or violate any statute, judgment, decree, order or rule known to us of any court or governmental body having jurisdiction over the Stockholder or any of his properties. To the best of our knowledge, no consent of any court, administrative agency or other governmental body is required for the execution and delivery of the Underwriting Agreement or the Stockholders Agreement or the consummation by the Stockholder of the transactions contemplated by the Underwriting Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under the rules of the NASD and applicable Blue Sky laws.

     12. The Stockholder has full right and power to enter into the Underwriting Agreement and the Stockholders Agreement and to sell, transfer, and deliver the Shares to be sold on the date hereof by the Stockholder under the Underwriting Agreement and, to our knowledge, good and marketable title to such Shares so sold, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts, or other defects of title, has been transferred to the Underwriters (whom we assume to be bona fide purchasers) under the Underwriting Agreement.

     13. The Stockholders Agreement is the valid and binding agreement of the Stockholder enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     14. No transfer taxes are required to be paid in connection with the sale and delivery of the Shares to the Underwriters under the Underwriting Agreement.

     We are of the opinion that the Registration Statement and the Prospectus (except for the operating statistics, financial statements, financial schedules and other financial data included therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and the Prospectus on the authority of KPMG Peat Marwick LLP as experts, as to which we express no view) comply as to form in all material respects with the Act and the Rules and Regulations. We do not know of any contracts or other documents of a character required to be filed as exhibits to the Registration Statement that are not filed as required.

     We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness (except as set forth in the preceding paragraph) of the information contained in the Registration Statement and the Prospectus. We have participated in the preparation of the Registration Statement and the Prospectus. From time to time we have had discussions with officers, directors and employees of the Company, KPMG Peat Marwick LLP, the independent certified public accountants who examined the consolidated financial statements of the Company and its Subsidiaries incorporated by reference in the Registration Statement and the Prospectus, and representatives of the Underwriters concerning the information contained in the Registration Statement and the Prospectus and proposed responses to various items in Form S-3 under the Act. Based thereon, no facts have come to our attention that cause us to believe that the Registration Statement (except for operating statistics, financial statements, financial schedules and other financial data included therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and the Prospectus on the authority of KPMG Peat Marwick LLP as experts, as to which we express no view), at the time it became effective and at the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except for the operating statistics, financial statements, financial schedules and other financial data included therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and the Prospectus on the authority of KPMG Peat

Marwick LLP as experts, as to which we express no view) at the time it became effective and at the date hereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The Registration Statement has become effective under the Act and to the best of our knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened by the Commission.

     The opinions set forth herein are subject to the following assumptions, qualifications and limitation:

a. We have assumed, with your permission and without independent investigation: (i) that the signatures on all documents examined by us are genuine and that where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature to such documents had authority to do so (other than if such person is an officer of the Company or its Subsidiaries), (ii) the authenticity of documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies, and (iii) the correctness of public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities.

b. We have assumed, with your permission and without independent investigation, that the Underwriting Agreement has been duly authorized, executed and delivered by each of the parties thereto (other than the Company) and constitutes the valid and binding obligation of such parties, enforceable against such parties in accordance with its terms.

c. In rendering the opinions set forth in paragraph 1 as to the good standing of the Company and each of the Domestic Subsidiaries under the laws of the jurisdiction of its incorporation or formation and the good standing of the Company and the Domestic Subsidiaries as foreign corporations in the specific jurisdictions, we have relied exclusively on certificates of public officials, all of which have been furnished to you.

d. In rendering the opinions set forth in paragraph 3 hereof concerning the Company's compliance with federal securities laws with regard to the issuance of shares of Common Stock in the initial public offering or at any time thereafter: our opinion with respect to compliance with federal securities laws is limited to compliance with the registration requirements of the Act.

e. In rendering the opinions set forth in paragraphs 4 and 5, as to the matters set forth in the certificates of officers of the Company and its Domestic Subsidiaries, copies of which have been furnished to you previously today or are attached hereto, we have assumed the correctness of, and are relying solely upon, the statements set forth in such certificates without making any independent investigation or inquiry whatsoever with respect to the accuracy of such statements, other than a review of the relevant minute books and stock transfer records (excluding the stock certificates for the Domestic Subsidiaries, which were not available for our review).

f. In rendering the opinion set forth in paragraph 4 hereof with respect to the ownership of shares of capital stock of each Domestic Subsidiary, we have relied exclusively upon a review of the relevant stock transfer records of each of the Domestic Subsidiaries which records have been certified to us as correct by an officer of each such Domestic Subsidiary, without making any independent investigation with respect to the completeness and accuracy of such records.

g. In rendering the opinions set forth in paragraphs 8 and 11 hereof as to material agreements and other material instruments of the Company, its Subsidiaries and the Stockholder, we have assumed the completeness and accuracy of, and are relying solely upon, the statements in the certificates of officers of the Company and the Subsidiaries and of the Stockholder, copies of which have been furnished to you, identifying all of the material agreements and other material instruments to which the Company, any Subsidiary and the Stockholder is a party or by which the Company, any Subsidiary or the Stockholder is bound, without making any independent investigation with respect to the completeness and accuracy of the statements contained therein and, based solely upon our review of the reports filed by the Company prior to the date hereof pursuant to the Exchange Act, we have no knowledge of any other material agreements or material instruments to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound.

h. Until December 31, 1992, Jane Harman was of Counsel to our firm and an officer and director of the Company, and she is presently a beneficial owner of shares of Common Stock of the Company and the wife of the Stockholder. For purposes of this opinion, any knowledge of or information known by Jane Harman that is not known by any other lawyer in our firm shall not be deemed to be knowledge of or information known by our firm.

i. As to matters of fact, we have relied solely upon certificates of executive officers of the Company and the Stockholder, copies of which have been delivered to you.

     This opinion is furnished by us, as counsel for the Company and the Stockholder, to you solely for your benefit and solely with respect to the purchase of the Shares from the Company and the Stockholder by you, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever.

                                                   Very truly yours,



                                                    Jones, Day, Reavis & Pogue

                                                    SCHEDULE D

                       [FORM OF FOREIGN SUBSIDIARY OPINION]


                                                            ________ __, 1996


Montgomery Securities
Donaldson, Lufkin & Jenrette
  Securities Corporation
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
c/o Montgomery Securities
600 Montgomery Street
San Francisco, California

		Re:  Underwritten Public Offering of 4,000,000 Shares
			of Common Stock, par value $0.01 per share, of Harman International Industries, Incorporated

Ladies and Gentlemen:

     We have acted as counsel to [company], a corporation organized and existing under the laws of [country] (the "Company").

     We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion. In rendering the opinions herein, we are expressing no opinion as to the laws of any jurisdiction other than the laws of [country].

     Based upon the foregoing, and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

     1. The Company is duly organized, validly existing and in good standing under the laws of [country] and is duly qualified to do business as a [country] corporation.

     2. To the best of our knowledge, all of the issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable. To the best of our knowledge, all of the issued and outstanding shares of the Company are owned directly or indirectly by Harman International Industries, Incorporated, free and clear of all liens, encumbrances, security interests, voting trusts or claims.

     3. [Except as disclosed on Schedule A attached hereto,] to the best of our knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company.

     This opinion is furnished by us, as counsel for the Company, to you solely for your benefit and solely with respect to the purchase by your of the Shares referred to above, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever.

                                                       Very truly yours,

                                                      SCHEDULE E

       [FORM OF OPINION OF COUNSEL TO SELLING STOCKHOLDERS]



                                                       ________ __, 1996


Montgomery Securities
Donaldson, Lufkin & Jenrette
  Securities Corporation
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
c/o Montgomery Securities
600 Montgomery Street
San Francisco, California

		Re:  Underwritten Public Offering of 4,000,000 Shares
			of Common Stock, par value $0.01 per share, of Harman International Industries, Incorporated

Ladies and Gentlemen:

     We have acted as counsel to the Sidney Harman 1987 Revocable Trust, the Harman Family Foundation and the Sidney Harman Charitable Remainder Trust (collectively, the "Selling Stockholders"), in connection with the sale by the Selling Stockholders of _________ shares of Common Stock, par value $0.01 per share (the "Shares"), of Harman International Industries, Incorporated
(the "Company"), pursuant to the Underwriting Agreement, dated May __, 1996 (the "Underwriting Agreement"), by and among Montgomery Securities, Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the "Underwriters"), Dr. Sidney Harman, the Selling Stockholders and the Company. This opinion is being furnished to you pursuant to Section 8(c)(ii) of the Underwriting Agreement. Unless otherwise defined herein, terms used in this opinion that are defined in the Underwriting Agreement are used herein as so defined.

     We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion. In rendering the opinions herein, we are expressing no opinion as to the laws of any jurisdiction other than the United States and the States of _____________.

     Based upon the foregoing, and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

     1. The Underwriting Agreement and the Stockholders Agreement have been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders; the Agent has been duly and validly authorized to act as the custodian of the Shares to be sold by the Selling Stockholders; and the performance by the Stockholder of the Underwriting Agreement and the Stockholders Agreement and the consummation by the Stockholder of the transactions contemplated thereby will not result in a breach of, or constitute a default under, any material indenture, material mortgage, material deed of trust, material trust, material loan agreement, material lease or other material agreement or material instrument of which we have knowledge to which any Selling Stockholder is a party or by which it or its property is bound, or violate any statute, judgment, decree, order or rule known to us of any court or governmental body having jurisdiction over any Selling Stockholder or any of its properties; and to the best of such counsel's knowledge, no consent of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of the Underwriting Agreement or the Stockholders Agreement or the consummation by the Selling Stockholders of the transactions contemplated by the Underwriting Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under the rules of the NASD and applicable Blue Sky laws.

     2. Each Selling Stockholder has full right, power and authority to enter into the Underwriting Agreement and the Stockholders Agreement and to sell, transfer, and deliver the Shares to be sold on the date hereof by such Selling Stockholder under the Underwriting Agreement and, assuming each of the several Underwriters who purchases Shares acquires them in good faith and without notice of any adverse claim (as such term is defined in Section 8-302 of the Uniform Commercial Code), upon delivery of such Shares and payment therefor in accordance with the Underwriting Agreement, such Underwriters will have acquired good and valid title to such Shares, free and clear of any pledges, liens, claims, encumbrances, security interests and other adverse claims other than those created by the action or inaction of any Underwriter.

     3. The Stockholders Agreement is the valid and binding agreement of each Selling Stockholder enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     4. No transfer taxes are required to be paid in connection with the sale and delivery by the Selling Stockholders of the Shares to the Underwriters under the Underwriting Agreement.

     This opinion is furnished by us, as counsel for the Selling Stockholders, to you solely for your benefit and solely with respect to the purchase of the Shares from the Selling Stockholders by you, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever.

                                                       Very truly yours,


                                                        Schulte Roth & Zabel